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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2006

                                 CASCADE BANCORP
             (Exact name of Registrant as specified in its charter)

            Oregon                        0-23322                 93-1034484
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          File Number)         Identification No.)

                               1100 NW Wall Street
                               Bend, Oregon 97701
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (541) 385-6205
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K file is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     Exhibit 99.1 Press Release dated July 13, 2006.

ITEM 7.01       REGULATION FD DISCLOSURE

     On July 13, 2006, Cascade Bancorp announced by press release its financial results for the second quarter of 2006, including certain forward looking statements. All of the information in the press release, appearing in Exhibit 99.1, is not filed but is furnished pursuant to Regulation FD.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

        (a)     Financial Statements of Business Acquired

                Not applicable.

        (b)     Prof Forma Financial Information

                Not applicable.

        (c)     Shell Company Transactions

                Not applicable.

        (d)     Exhibits

                Exhibit 99.1 Press Release dated July 13, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                           CASCADE BANCORP


                                           By: /s/ Gregory D. Newton
                                               ---------------------------------
                                               Gregory D. Newton
                                               Executive Vice President/
                                               Chief Financial Officer/Secretary

Date: July 13, 2006